                                                                    EXHIBIT 10.1


BROADVIEW MEDIA, INC. F/K/A                          FIDELITY BANK                                   Loan Number      4112
NORTHWEST TELEPRODUCTIONS, INC.                      7600 PARKLAWN AVENUE                                       -----------------
4455 WEST 77TH STREET                                EDINA, MN 55435                                 Date      June 20, 2001
MINNEAPOLIS, MN 55435                                ------------------------------------------          ------------------------
------------------------------------------                    LENDER'S NAME AND ADDRESS              Maturity Date August 1, 2001
     BORROWER'S NAME AND ADDRESS                      "You" and "your" means the lender, its                      ---------------
 "I", "me" and "my" means each borrower                            successors and                    Loan Amount $ 1,000,000.00
   above, together and separately.                                                                              -----------------

I promise to pay you, at your address listed above, the PRINCIPAL sum of
 ONE MILLION and NO/100 * * * *   Dollars $ 1,000,000.00
---------------------------------

[ ] SINGLE ADVANCE:  I will receive all of the loan amount on______________.
    There will be no additional advances under this note.

[X] MULTIPLE ADVANCE:  The loan amount shown above is the maximum amount I can
    borrow under this note. On   June 20, 2001
                              -------------------
    I will receive $____________ and future principal advances are permitted.

    CONDITIONS: The conditions for future advances are________________________

    __________________________________________________________________________

    [X] OPEN END CREDIT: You and I agree that I may borrow up to the maximum amount more than one time. All other conditions of this note apply to this
    feature. This feature expires on     August 1, 2001
                                    ----------------------------

    [ ] CLOSED END CREDIT: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).

INTEREST: I agree to pay interest on the outstanding principal balance from
        June 20, 2001    at the rate of     7.500%     per year until
      ------------------               ----------------
                  FIRST CHANGE DATE.
     ---------------------------------------------------------------------------

[X] VARIABLE RATE: This rate may then change as stated below.

    [X] INDEX RATE: The future rate will be    0.500%   over the following index
                                           -------------
       rate:       PRIME RATE ESTABLISHED BY U.S. BANK, N.A.
            --------------------------------------------------------------------

    [ ] NO INDEX: The future rate will not be subject to any internal or external index. It will be entirely in your control.

    [X] FREQUENCY AND TIMING: The rate on this note may change as often as daily
                                                                          ------
         A change in the interest rate will take effect  on the same day
                                                       -------------------------

    [X] LIMITATIONS: During the term of this loan, the applicable annual
    interest rate will not be more than        7.000%          . The rate may
                                       ------------------------
    not change more than ___________% each ____________

    EFFECT OF VARIABLE RATE: A change in the interest rate will have the following effect on the payments:

    [X] The amount of each scheduled           [X] The amount of the
        payment will change.                       final payment will change.

    [ ]_________________________________________________________________________

ACCRUAL METHOD: You will calculate interest on a      actual/360 basis.
                                                --------------------------------

POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

    [X] on the same fixed or variable rate basis in effect before maturity
        (as indicated above)

    [ ] at a rate equal to______________________________________________________

[ ] LATE CHARGE: If I make a payment more than _________ days after it is due, I agree to pay a late charge of_____________________________________________

[ ] ADDITIONAL CHARGES: In addition to interest, I agree to pay the following
    charges which   [ ] are   [ ] are not   included in the principal
    amount above:_______________________________________________________________

[X] AUTHORITY: The interest rate and other charges for this loan are authorized
    by        MINNESOTA STATUTES, CHAPTER 47.59
      --------------------------------------------------------------------------

PAYMENTS: I agree to pay this note as follows:

[X] INTEREST: I agree to pay accrued interest    on demand, but if no demand is
                                             -----------------------------------
     made then on the 1st day of each month beginning July 1, 2001
--------------------------------------------------------------------------------

[X] PRINCIPAL: I agree to pay the principal    on demand, but if no demand is
                                           -------------------------------------
       made then on August 1, 2001
--------------------------------------------------------------------------------

[ ] INSTALLMENTS: I agree to pay this note in ____________ payments. The first payment will be $ _________ and will be due _____________________ .  A payment of $ _________ will be due _____________________. The final payment of the entire unpaid balance of principal and interest will be due
    _______________________________________________ .

ADDITIONAL TERMS:

THIS NOTE IS SECURED BY AT ALL ACCOUNTS RECEIVABLE, INVENTORY, EQUIPMENT AND GENERAL INTANGIBLES NOW OWNED OR HEREAFTER ACQUIRED. THIS NOTE IS GUARANTEED.

[ ] SECURITY: This note is separately secured by (describe separate document by type and date):


    (This section is for your internal use. Failure to list a separate security document does not mean the agreement will not secure this note.)

PURPOSE: The purpose of this loan is   business: WORKING CAPITAL/RENEWAL
                                    --------------------------------------------

SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON PAGE 2). I have received a copy on today's date.


BROADVIEW MEDIA, INC. F/K/A NORTHWEST TELEPRODUCTIONS, INC.
--------------------------------------------------------------------------------

By:  /s/ Kenneth Ritterspach
   ------------------------------------


Signature for Lender


By: /s/ Todd A. Williams
   -----------------------------------

BROADVIEW MEDIA, INC. F/K/A                          FIDELITY BANK                                   Line of Credit No. 4112
NORTHWEST TELEPRODUCTIONS, INC.                      7600 PARKLAWN AVENUE                                              -------------
4455 WEST 77TH STREET                                EDINA, MN 55435                                 Date   JUNE 20, 2001
MINNEAPOLIS, MN 55435                                ------------------------------------------           --------------------------
------------------------------------------           LENDER'S NAME AND ADDRESS                       Max. Credit Amt. $1,000,000.00
BORROWER'S NAME AND ADDRESS                          "You" means the lender, its successors and                       --------------
"I" includes each borrower above, jointly            assigns.                                        Loan Ref. No. 4112
and severally.                                                                                                    -----------------

You have extended to me a line of credit in the

AMOUNT of ONE MILLION and NO/100                                $   1,000,000.00
          ----------------------------------------------------  ----------------

You will make loans to me from time to time until 11 : 59 P m. on August 1, 2001. Although the line of credit expires on that date, I will remain obligated to perform all my duties under this agreement so long as I owe you any money advanced according to the terms of this agreement, as evidenced by any note or notes I have signed promising to repay these amounts.

     This line of credit is an agreement between you and me. It is not intended that any third party receive any benefit from this agreement, whether by direct payment, reliance for future payment or in any other manner. This agreement is not a letter of credit.

1. AMOUNT: This line of credit is:

[ ] OBLIGATORY: You may not refuse to make a loan to me under this line of credit unless one of the following occurs:

     a. I have borrowed the maximum amount available to me;

     b. This line of credit has expired;

     c. I have defaulted on the note (or notes) which show my indebtedness under this line of credit;

     d. I have violated any term of this line of credit or any note or other agreement entered into in connection with this line of credit;

     e.
       -------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

[XX] DISCRETIONARY: You may refuse to make a loan to me under this line of credit once the aggregate outstanding advances equal or exceed

     ZERO and NO/100                                   $
     -----------------------------------------------    ----------------------

Subject to the obligatory or discretionary limitations above, this line of credit is:

[XX] OPEN-END (Business or Agricultural only): I may borrow up to the maximum amount of principal more than one time.

[  ] CLOSED-END: I may borrow up to the maximum only one time.

2. PROMISSORY NOTE: I will repay any advances made according to this line of credit agreement as set out in the promissory note, I signed on June 20, 2001, or any note(s) I sign at a later time which represent advances under this agreement. The note(s) set(s) out the terms relating to maturity, interest rate, repayment and advances. If indicated on the promissory note, the advances will be made as follows:

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

3. RELATED DOCUMENTS: I have signed the following documents in connection with this line of credit and note(s) entered into in accordance with this line of credit:

   [XX] security agreement dated April 20, 2000      [XX] GUARANTY BY CORPORATION DATED 4/20/00
                                 ---------------          -------------------------------------
   [  ] mortgage dated                               [XX] GUARANTY OF GENUINENESS DATED 4/20/00
                       -------------------------          -------------------------------------
   [  ] guaranty dated                               [  ]
                       -------------------------          -------------------------------------

4. REMEDIES: If I am in default on the note(s) you may:

   a. take any action as provided in the related documents;

   b. without notice to me, terminate this line of credit.

      By selecting any of these remedies you do not give up your right to later use any other remedy. By deciding not to use any remedy should I default, you do not waive your right to later consider the event a default, if it happens again.

5. COSTS AND FEES: If you hire an attorney to enforce this agreement I will pay your reasonable attorney's fees, where permitted by law. I will also pay your court costs and costs of collection, where permitted by law.

6. COVENANTS: For as long as this line of credit is in effect or I owe you money for advances made in accordance with the line of credit, I will do the following:

   a. maintain books and records of my operations relating to the need for this line of credit;

   b. permit you or any of your representatives to inspect and/or copy these records;

   c. provide to you any documentation requested by you which support the reason for making any advance under this line of credit;

   d. permit you to make any advance payable to the seller (or seller and me) of any Items being purchased with that advance;

   e.
     ---------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

7. NOTICES: All notices or other correspondence with me should be sent to my address stated above. The notice or correspondence shall be effective when deposited in the mail, first class, or delivered to me in person.

8. MISCELLANEOUS: This line of credit may not be changed except by a written agreement signed by you and me. The law of the state in which you are located will govern this agreement. Any term of this agreement which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation.

FOR THE LENDER                             SIGNATURES: I AGREE TO THE TERMS OF
                                           THIS LINE OF CREDIT. I HAVE RECEIVED
                                           A COPY ON TODAY'S DATE

                                           BROADVIEW MEDIA, INC. F/K/A NORTHWEST
   /s/ TODD A. WILLIAMS                    TELEPRODUCTIONS
-------------------------------------      -------------------------------------

Title  VICE PRESIDENT                      By: /S/ KENNETH RITTERSPACH
       ------------------------------         ----------------------------------
                                               KENNETH RITTERSPACH



@1985 BANKERS SYSTEMS, INC., ST. CLOUD, MN 56301
(1-800-397-2341) FORM LCA 5/2/91                                   (page 1 of 1)